Exhibit 10.3

THIRD ADDENDUM TO THE TERM LOAN FACILITY AGREEMENT

Between

ASP ISOTOPES INCORPORATED

("ASPI")

and

ASP ISOTOPES SOUTH AFRICA PROPRIETARY LIMITED

("Lender")

and

RENERGEN LIMITED

("Borrower")

each hereinafter referred to individually as a Party and collectively as the Parties.

Table of Contents

Table of Contents

1.	DEFINITIONS AND INTERPRETATION	3
2.	INTRODUCTION	3
3.	AMENDMENT	3
4.	CONFLICT	4
5.	COUNTERPARTS	4
6.	GENERAL	4
7.	SIGNATURE	4

WHEREBY the Parties agree as follows -

1.
DEFINITIONS AND INTERPRETATION
1.1
Capitalised terms used but not defined in this Third Addendum shall, unless otherwise stated, bear the meanings given to them in the Term Loan Facility Agreement (as defined below).
1.2
For the purposes of interpretation, this Third Addendum and the Term Loan Facility Agreement shall at all times be read together.
1.3
In the Term Loan Facility Agreement and the Third Addendum, the following words shall, unless otherwise stated or inconsistent with the context in which they appear, bear the following meanings and other words derived from the same origins as such words (that is, cognate words) shall bear corresponding meanings:
1.4
"Initial Signature Date" means 19 May 2025;
1.5
"Term Loan Facility Agreement" means the written term loan facility agreement, entered into between the Parties on the Initial Signature Date, as amended from time to time; and
1.6
"Signature Date" means the date when this Third Addendum is signed by the last Party in time to do so.
2.
INTRODUCTION
2.1
The Parties entered into the Term Loan Facility Agreement.
2.2
The Parties thereafter entered into a first addendum to the Term Loan Facility Agreement dated 15 January 2026 (the First Addendum), pursuant to which the aggregate facility amount and certain repayment provisions were amended.
2.3
The Parties thereafter entered into a second addendum to the Term Loan Facility Agreement dated 26 February 2026 (the Second Addendum), pursuant to which the aggregate principal amount of the loan facility was increased to USD 39,500,000.
2.4
Pursuant to the Borrower’s ongoing funding requirements, the Parties now wish to further amend the Term Loan Facility Agreement to increase the aggregate principal amount of the loan facility from USD 39,500,000 to USD 48,600,000.
2.5
This Third Addendum records and formalises the agreed amendments to the Term Loan Facility Agreement.
3.
AMENDMENT

With effect from the Signature Date, the Parties hereby agree to amend clause 3.1.18 of the Term Loan Facility Agreement in accordance with clause 23.2 of the Term Loan Facility Agreement by deleting the reference to “USD 39,500,000” and replacing it with “USD 48,600,000”.

4.
CONFLICT
4.1
This Third Addendum shall supplement the Term Loan Facility Agreement.
4.2
In the event of any conflict between the provisions of the Term Loan Facility Agreement and any of the provisions of this Third Addendum, this Third Addendum shall prevail.
5.
COUNTERPARTS

This Third Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement as at the Signature Date.

6.
GENERAL
6.1
No contract varying, adding to, deleting from, or cancelling this Third Addendum, and no waiver of any right under this Third Addendum, shall be effective unless reduced to writing and signed by or on behalf of the Parties.
6.2
This Third Addendum contains the entire agreement between the Parties relating to the matters recorded herein, and no Party shall be bound by any undertakings, representations, warranties, promises or the like not recorded in this Third Addendum.
7.
SIGNATURE

Signed on behalf of the Parties set out below, each signatory warrants that he or she has due authority to do so.

[SIGNATURE PAGE FOLLOWS]

SIGNED at Pretoria on this the 15 day April of 2026.

For and on behalf of

THE LENDER

Signatory:
Capacity:
Who warrants his authority hereto

SIGNED at Oslo on this the 15th day April of 2026.

For and on behalf of

ASP ISOTOPES INCORPORATED

Signatory:
Capacity:
Who warrants his authority hereto

SIGNED at Sandton on this the 16th day April of 2026.

For and on behalf of

THE BORROWER

Signatory:
Capacity:
Who warrants his authority hereto